UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2018

Longfin Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38192	81-5312393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16-017, 85 BROAD STREET, NEW YORK, NY	10004
(Address of Principal Executive Offices)	(Zip Code)

(646) 202-9550

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 6, 2018, Longfin Corp. (the “Company”), received a notice (the “Notice”) from the NASDAQ Stock Market LLC (“NASDAQ”), indicating that the Company is no longer in compliance with the NASDAQ Listing Rule 5250(c)(1) due to the Company’s inability to timely file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2017 (the “Quarterly Report”) with the U.S. Securities & Exchange Commission (the “SEC”).

NASDAQ elected to exercise its discretionary authority under the Listing Rule 5101 to require the Company to submit a plan of compliance regarding the filing of its Quarterly Report by April 13, 2018. The Company intends to submit its plan of compliance by April 13, 2018. Upon receipt of this plan, NASDAQ may, at its discretion, grant the Company a further extension to complete the filing of its Quarterly Report of up to 180 days from the original due date, or until July 9, 2018, and regain compliance with NASDAQ’s continued listing requirements.

Item 4.01. Change in Registrant’s Certifying Accountant.

On April 7, 2018, Longfin Corp. (the “Company” or “Longfin”) engaged AJSH & Co. LLP (“AJSH”) as its principal accountant. The appointment was approved by the Audit Committee of the Company’s Board of Directors.

The Company’s financial statements for the period from February 1, 2017 to February 28, 2017 were audited by AJSH. AJSH’s audit report with respect thereto (the “Prior AJSH Audit Report”) did not contain an adverse opinion or a disclaimer of an opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and in the subsequent interim period prior to April 7, 2018, other than respect to matters considered in connection with the Prior AJSH Audit Report, the Company did not consult with AJSH regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by AJSH that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 8.01. Other Events.

On April 9, 2018, the Company issued a press release relating to the Notice received from NASDAQ indicating that the Company is no longer in compliance with the NASDAQ Listing Rule 5250(c)(1) due to the Company’s inability to timely file its Quarterly Report with the SEC. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated April 9, 2018.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2018

LONGFIN CORP.

By:	/s/ Venkata Meenavalli
Name:	Venkata Meenavalli
Title:	Chairman

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